VIA EDGAR                                March 15, 2023
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    First Symetra National Life Insurance Company of New York ("Registrant")
    First Symetra Separate Account S ("Depositor") (File No. 811-07949)

Dear Commissioners:

On behalf of First Symetra National Life Insurance Company of New York and the First Symetra Separate Account S, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following reports for the underlying funds:

Fund Company	1940 Act Registration No.
American Century Variable Portfolios Inc.	811-05188
Federated Hermes Insurance Series	811-08042
Pioneer Variable Contracts Trust /MA/	811-08786
Variable Insurance Products Fund V	811-05361
Voya Investors Trust	811-05629
Voya Variable Portfolios Inc.	811-07651

If you have any questions regarding this filing, please contact me at (515) 471-8159.

Sincerely,

/s/ Darlene K. Chandler

Darlene K. Chandler
Senior Vice President and Associate General Counsel